EXHIBIT 99.4

Occidental Petroleum Corporation
Fourth Quarter 2013 Earnings Conference Call
January 30, 2014

2
Fourth Quarter 2013 Earnings - 2013 Highlights
➢ Grew our domestic oil production last year by 11 mb/d
 over 2012 to 266 mb/d.
➢ Exceeded our capital efficiency goals by reducing drilling costs by ~24% from the 2012 level.
➢ Reduced our domestic operating costs by 17%.
➢ Added ~470 MMBOE of reserves achieving an overall
 replacement ratio of 169%.
 ➢ Total costs incurred associated with reserve adds were ~$7.7 billion resulting in an apparent F&D <$17 / boe.
➢ Increased ROCE from 10.3% in 2012 to 12.2% in 2013.

~17% Decrease
$17.43
$14.43
($/boe)
2012
2013

+4% Increase
Mbo/d
2012
2013

Fourth Quarter 2013 Earnings -
2013 Development Program Review
• Improved capital efficiency by 24% over
 2012 in the US, saving $900 mm of capital.
 – Permian - 50% of improvement
 – California - 25% of improvement
 – Other Domestic Assets - 25% of improvement
• Successfully completed drilling program
 and by drilling approximately what we had
 planned.
• Reduced domestic operating costs by
 17% or $470 mm compared to 2012.
 – Permian - 48% of improvement
 – California - 46% of improvement
 – Other Domestic Assets - 6% of improvement
• Grew domestic oil production by 11 mb/d.
3
Domestic Oil Production
255
266
Domestic Operating Costs

4
Fourth Quarter 2013 Earnings - Oil & Gas Reserves
• Very successful year in growing the Company’s reserve base, by adding substantially more reserves than we produced, over 90%
 of which was added through our organic development program.
• Based on a preliminary estimate of year-end 2013 reserve levels:
 − Ended 2013 with ~3.5 B barrels of reserves, an all-time high for Oxy.
 − Total reserve replacement ratio from all categories before dispositions was ~168%, or ~470 MMBOE of new reserves, compared with ~278 MMBOE of 2013 production.
 − In the U.S., reserve replacement ratio was ~190%.
 − Replacement ratios of the California and Permian non-CO2 properties were similar to the overall company ratio.
 − Reserve replacement ratio for liquids from all categories was 195% for the total company and 228% domestically; reflects our emphasis on oil drilling.
• Total costs incurred related to the total reserve additions for the year, on a preliminary basis, were ~$7.7 billion.

3,296
(278)
291
32
142
~3,500
FY12 Reserves
2013 Production
US Organic Development
US Acquisitions
International Organic Development
FY13 Reserves*

5
Fourth Quarter 2013 Earnings - Oil & Gas Reserves
(in millions of BOE)
2013 Overall Reserve
Replacement Ratio of
~169%
* Preliminary

6
Fourth Quarter 2013 Earnings - Oil & Gas Reserves
• Built a large portfolio of growth oriented assets in the U.S.
• In 2013, we spent a much larger portion of our investment
 dollars on the development of this portfolio.
• Our organic reserve replacement for 2013 reflects the
 positive results of the development program:
 − Our 2013 development program, excluding acquisitions, replaced
 ~169% of our domestic production with ~291 MMBOE of reserve adds.
 − In addition, we transferred ~115 MMBOE of proved undeveloped reserves to the proved developed category domestically as a result of the 2013 development program.
 − 2013 acquisitions were at a multi-year low of $550 mm providing reserve additions of 32 MMBOE.

2,265
(173)
291
32
~2,400
FY12 Reserves
2013 Production
U.S. Organic Development
U.S. Acquisitions
FY13 Reserves

7
Fourth Quarter 2013 Earnings -
U.S. Oil & Gas Reserves
(in millions of BOE)
2013 U.S. Reserve
Replacement Ratio of
~190%
* Preliminary

8
Fourth Quarter 2013 Earnings - Oil & Gas Reserves
• At year end 2013, ~73% of total proved reserves were liquids, increasing from 72% in 2012.
 – Of the total reserves, ~70% were proved developed reserves, compared to 73% in 2012.
 − Increase in the share of proved undeveloped reserves compared to
 2012 was the result of reserves added for the Al Hosn Gas Project.
 − We expect to move these reserves to the proved developed category at the end of this year once initial production starts in 4Q14.
• Through success of our drilling program and capital efficiency initiatives, we lowered our F&D costs over recent years.
• As a result, we expect our DD&A expense to be ~$17.40 per
 barrel in 2014, only a small increase from $17.10 in 2013.
 − Consistent with our expectations that the DD&A rate of growth should flatten out as recent investments come online and F&D costs come down.

9
Fourth Quarter 2013 Earnings - Oil & Gas Reserves
• Success of our organic reserve additions and the efficiencies we have achieved in our operations demonstrates the
 significant progress we have made in turning the Company
 into a competitive domestic producer.
• One of our long-term goals domestically has been to achieve a 50% pretax margin after F&D and cash operating costs to
 generate solid returns.
• We believe we are achieving that now and expect to continue to do so going forward.

10
Fourth Quarter 2013 Earnings - ROCE
• Our focus in 2013 was to enhance
 shareholder value through our results.
• Heavily focused on growing domestic
 oil production, improving our capital
 efficiency and F&D costs and lowering
 our operating costs.
• We met or exceeded all of these goals
 and as a result, we increased our ROCE
 to 12.2%, a significant improvement
 from the 10.3% level in 2012.
• Expect to see further improvement in
 our returns in coming years as a result of
 recent investments.
• Our 2014 program is designed to
 continue and improve upon last
 year’s strong performance.
Return on Capital Employed *
* See GAAP Reconciliation

Fourth Quarter Earnings -
Capital Spending 2013 Actual & 2014 Estimate
• 2014 capital program expected to be ~$10.2 billion*
11
$8.8
$10.2
• Increase in capital includes ~$400 mm
 allocated to each of our CA and Permian
 operations largely for additional drilling
 to accelerate their development plans
 and production growth.
• An additional $100 mm will be spent in
 these and other U.S. assets for facilities
 projects that were deferred from 2013.
• The domestic oil and gas program will
 focus on growing oil production and the
 entire increase in capital will go to oil
 projects.
• Continue to fund growth opportunities in
 key international assets, mainly in Oman
 and Qatar ($300 mm of additional capital),
 and will complete the Al Hosn Gas Project.
• Exploration capital will increase ~$100 mm.
*Does not reflect any of the effects of our Strategic Review initiatives.
Capital Investment ($ bln)

2014E Capital - $10.2 Billion*

Chemicals
6%
Midstream
13%
Oil & Gas
81%

- Midstream capital will increase ~$100 mm as a result of spending on the BridgeTex pipeline and two new terminals at Ingleside.
- Chemical capital will increase ~$100 mm due to the Mexichem joint venture we announced last year while we complete the New Johnsonville chlor-alkali facility.
- Our success in improving our capital efficiency and operating cost structure has provided us with the ability to expand our development opportunities that meet our financial return targets.
- The capital program and production growth as outlined reflects the benefit of our streamlined structure and our commitment to continue to fuel growth by exploiting our large portfolio primarily in CA and the Permian basin.

Fourth Quarter Earnings -
Capital Spending 2013 Actual & 2014 Estimate
12
*Does not reflect any of the effects of our Strategic Review initiatives.

13
Fourth Quarter 2013 Earnings -
2014 Production Outlook
• We expect our 2014 total company
 production volumes to grow to
 780 - 790 mboe/d vs. 763 mboe/d in
 2013, with a 4Q14 exit rate of over
 800 mboe/d, excluding the planned
 Al Hosn production.
• This increase will come almost entirely
 from domestic oil production while we
 expect to see a continued modest drop
 in our domestic gas volumes.
• Domestic oil production is expected
 to grow from 266 mb/d in 2013 to
 280 - 295 mb/d in 2014, or ~9%.
• This growth will come fairly evenly
 from our CA and Permian operations.
• Internationally, excluding Al Hosn,
 we expect production to grow slightly.
763
780 - 790
Domestic Oil*
266
280 - 295
Total Company*
*Does not reflect any of the effects of our Strategic Review initiatives.

14
Fourth Quarter 2013 Earnings -
2014 Production Outlook
• While the elements of the 2014 program as discussed
 assume no changes to the Company structure or its mix
 of assets, we do expect the Company to look significantly
 different by the end of the year.
• The strategic review we are undertaking will result in
 significant changes to the Company’s asset mix.
• Our capital program, production expectations and other
 elements of the 2014 program will be adjusted as related
 transactions are concluded.

15
Fourth Quarter 2013 Earnings -
Long-term Growth Investments
• Some of the longer lead time investments we have been
 making over the past couple of years will start contributing to our results this year.
 Specifically:
 ➢ The Al Hosn Gas Project is expected to start its initial
 production in 4Q’14 and start contributing to our cash flow.
 ➢ We expect the BridgeTex pipeline to come online around
 3Q’14 and start contributing to our Midstream earnings
 and cash flow.
 ➢ The New Johnsonville chlor-alkali plant is expected to come online early in the year and will make a positive contribution to the operations of our chemical business.

Fourth Quarter 2013 Earnings - Strategic Review
16
• With respect to the initiatives outlined in the first phase of the Company’s strategic review announced last year:
 − We completed the sale of a portion of the Company’s investment in the General Partner of the Plains All-American Pipeline in October
 resulting in pre-tax proceeds of $1.4 billion. After this sale, we continue to hold a ~25% interest, which at current market prices would be valued at ~$3.7 billion.
 − We have made steady progress on discussions with key partners in the countries we operate in the MENA region for the sale of a minority interest in our operations there. Due to the scale and complexities of a potential transaction, we expect these discussions to continue through 1H’14.
 − We have also made good progress in our pursuit of strategic alternatives for select Midcontinent assets. We expect to provide further information on any transactions as they conclude around the end of 2Q’14 and will announce material developments as they occur.

17
Fourth Quarter 2013 Earnings - Capitalization
• In 4Q’13, we used the Plains proceeds to retire $625 mm of debt, reducing our debt load by ~9%, and to purchase almost
 10 mm shares of the Company’s stock with a cash outlay of
 $880 mm.
 Shares Outstanding (mm)  FY2013  12/31/13
 Weighted Average Basic   804.1
 Weighted Average Diluted   804.6
 Shares Outstanding      796.0
 Capitalization ($mm)   12/31/12  12/31/13
 Long-Term Debt    $ 7,623  $ 6,939
 Equity     $ 40,048  $ 43,372
 Total Debt to Total Capitalization  16%   14%

Fourth Quarter 2013 Earnings - Summary
18
• At the Board’s February meeting we will review the Company’s dividend policy, status of the strategic alternatives and share repurchase authority.
• Many of the steps we have taken in 2013, our success in
 improving our efficiency and the actions that our Board
 has authorized, lay the groundwork for strong results in
 2014 and beyond.
• The operational improvements we expect to achieve in 2014, coupled with the strategic actions we expect to execute this year should place the Company in a position to improve its
 returns while continuing to grow and increase its dividends to maximize shareholder value.

Fourth Quarter 2013 Earnings -
Permian Basin & California Oil & Gas Operations
2014 Operational Objectives
19
➢ Continue the development of anchor projects, enabling the
 allocation of significant portions of capital to projects with solid returns, low execution risk and long-term growth.
➢ Further reduce drilling and completion costs to improve
 F&D costs and project economics.
➢ Continue to optimize operating costs, without affecting
 production, to improve current earnings and free cash flow.
➢ Build on successful exploration efforts in core areas.
➢ Evaluate data and test new concepts in pilot areas,
 which will set up anchor projects of the future.

Fourth Quarter 2013 Earnings - Permian Basin
Permian Basin Capital
20
• Two business units named as:
 − “Permian EOR”: CO2 and
 waterfloods.
 − “Permian Resources”: growth
 oriented “unconventional”.
• The entire $450 mm increase
 will be spent on our Permian
 Resources assets, representing
 ~70% of total capital in the basin.
$1,722
$2,190
$1,530
$660
$615
$1,107
($ in mm)

Production

mboe/d
2013
2014E
Permian EOR
Permian Resources

Operating Expenses ($/boe)

~17% Decrease
2012
2013

Fourth Quarter 2013 Earnings - Permian Basin
21
$19.35
$16.13
• We expect the Permian EOR business
 to offset its decline in 2014 and grow
 1.4%.
• The Permian Resources business is
 expected to grow oil production faster
 by 20% - 25% and total production by
 13% - 16%.
• On a combined basis, should translate to:
 − 6%+ oil production growth.
 − 5% total production growth.
 − ~$1.8 billion cash flow after capital.
• Improved capital efficiency by 25%
 and reduced operating expenses by
 $3.22 / boe.
211
~222

Fourth Quarter 2013 Earnings - Permian Resources
Development Wells
22
• Drilled 49 horizontal wells with
 47 completed and producing.
• Improvements in well costs,
 our own results and those of
 neighboring operators have
 given us the confidence to
 dramatically shift our program
 to more horizontal drilling in
 2014.
• 2014 Goal: Continue the
 evaluation of the potential
 across our full acreage position.
• 2014 Goal: Pilot various
 development strategies, including
 optimal lateral length, frac design
 and well spacing both laterally
 and vertically.
Avg. Rig Count 16    21
335
~345
Shift to Horizontal Drilling

Delaware Basin	Gross	Net
Avalon	365	130
Bone Spring 1 Sand	540	210
Bone Spring 2 Sand	510	185
Bone Spring 3 Sand	635	210
Wolfbone	215	65
Wolfcamp Shale	600	210
Delaware Shale	410	155
Penn Shale	600	230
Wabo	175	45
Yeso	150	40
Midland Basin		
Cline Shale	325	130
Wolfcamp "A" Shale	300	105
Wolfcamp "B" Shale	260	90
Wolfcamp "C" Shale	50	15
Wolfberry	315	115
Totals	**5,450**	**1,935**

Fourth Quarter 2013 Earnings - Permian Resources
23
• Believe we have one of the most promising and
 under-exploited unconventional portfolio in the basin.
• In 2013, added 200K net prospective acres to our
 unconventional portfolio, and now have ~1.9 mm
 prospective acres.
• Exposure to all unconventional plays, which is
 unique and will give us flexibility to develop our
 most attractive opportunities first, and mitigate risks.
• Identified ~4,500 drilling locations representing
 1.2+ billion net barrels of resource potential.
• Believe we have made conservative assumptions
 regarding prospective acres, well spacing and
 expected ultimate recoveries and expect these
 numbers will grow as we learn more.
Acreage in Select Permian Plays
(Thousands of Acres)

Matador Arch
Northwest Shelf
Midland Basin
Yeso/ Wabo
Wolfberry and Wolfcamp
Wolfcamp horz.
Bone Spring
Central Basin Platform
Eastern Shelf
Avalon
Cline Shale
Delaware Basin
Wolfcamp horz.
Diablo Platform
Wolfbone and Wolfcamp
Ozona Arch
Val Verde Basin
Marathon – Ouachita Foldbelt

Fourth Quarter 2013 Earnings - Permian Resources
24
• We see the largest near-term growth in the
 Midland Basin, which represents ~ 2/3 of
 our currently assessed resource potential.
• Our Delaware Basin prospective acreage is
 significantly larger, and the potential there
 should continue to grow.
• We believe our measured approach to our
 unconventional portfolio has worked to our
 advantage.
• Our Permian Resources production comes
 from ~9,500 gross wells, of which 54% are
 operated by other producers. On a net basis,
 we have 4,400 wells of which only 15% are
 non-operated.
• This has given us the opportunity to observe
 the results achieved by other operators in
 the Basin, learn from those results and
 optimize our approach to maximize the
 opportunity set on our acreage.
Permian Basin Plays

2012 Benchmark IRR	With 2013 Cost Reductions IRR
24%	48%
10%	26%

Fourth Quarter 2013 Earnings - Permian Resources
25
• The success of our capital and
 operating cost efficiency efforts
 in 2013, has also enabled us to
 significantly improve our cost
 structure which has increased
 our opportunity set.
• For example, a typical well in the
 Collie area that had IRR of 24%
 before our capital and operating
 cost reductions, now yields IRR of
 48% using the same product prices.
• We achieved similar success in all
 of our most active areas across the
 business unit.

Resource
Collie
Yeso

Cost Reductions Expand Opportunity Set

2014E Capital - ~$1.6 Billion

New Mexico $370 mm
Texas Delaware $370 mm
Midland Basin $790 mm

Fourth Quarter 2013 Earnings- Permian Resources
26
Unconventional Acreage Strategy
1. Exploration to establish the presence
 of a commercial resource.
2. Testing and data gathering to optimize
 well and completion design.
3. Pilot programs to assess variability
 of well performance to design full field
 development plans.
4. Transition to manufacturing mode
 for full field development.
 • Prudent strategy to develop our acreage,
 maximizing cash flow and returns.
 • We are now prepared to accelerate
 our activities in the Permian Resources
 business where the opportunity in front
 of us is one of the biggest in the basin.

YOAKUM
TERRY
LYNN
GARZA
KENT
GAINES
DAWSON
BORDEN
SCURRY
ANDREWS
MARTIN
HOWARD
MITCHELL
LER
ECTOR
MIDLAND
GLASSCOCK
STERLING
CRANE
UPTON
REAGAN
IRION
PECOS
CROCKETT
SCI

Fourth Quarter 2013 Earnings - Permian Resources
27
Midland Basin
2014E Capital	$790 mm
Average Rigs	8
2014 Wells	174
Horizontal Wells	74
• Drilled 16 horizontal wells to date.
• Largest opportunity is in the Wolfcamp
 Shale where we have tested Wolfcamp A and
 B benches and, plan to test the remaining
 benches.
• South Curtis Ranch - average 30 day IP rate
 of horizontal wells have met expectations at
 ~800 boe/d.
• Started full field development mode with
 remaining inventory of 200+ horizontal
 locations.
• Substantial Cline resource potential with
 450+ locations.
• Plan to test horizontal Spraberry in 1Q14.
Texas
Oxy acreage in blue

EDDY
LEA
ANDREWS
MARTIN
LOVING
ECTOR
MIDLAND
CULBERSON
CRANE
UPTON
REEVES
JEFF DAVIS
PECOS
PRESIDIO
BREWSTER
TERRELL

Fourth Quarter 2013 Earnings - Permian Resources
28
Texas Delaware Basin
2014E Capital	$370 mm
Average Rigs	5
2014 Wells	91
Horizontal Wells	48
• Horizontal activity focused on
 Wolfcamp where we believe the A,
 B and C benches will prove to be
 the most prospective.
• Drilled or participated in 3 horizontal
 Wolfcamp wells in 2013 and will
 increase that to 45 wells in 2014.
• Activity centered in Reeves County.
• Collie program plans to drill 43
 vertical wells targeting Bell and
 Cherry Canyon formations.
Texas
New Mexico
Oxy acreage in blue

DE BACA
New Mexico
ROOSEVELT
BAILEY
COCHRAN
CHAVES
YOAKUM
Texas
LEA
GAINES
EDDY
ANDREWS
CULBERSON
REEVES
LOVING
WINKLER
ECTOR

Fourth Quarter 2013 Earnings - Permian Resources
29
New Mexico Permian
2014E Capital	$370 mm
Average Rigs	4
2014 Wells	97
Horizontal Wells	50
• Bone Spring formation in New Mexico
 is the second largest opportunity in our
 portfolio behind the Wolfcamp Shale.
• In 2013, we drilled 16 horizontal wells
 testing the 1st, 2nd and 3rd Bone Spring
 sand intervals.
• Our results were very encouraging, and
 we expect to increase the program to
 drill 30 horizontal wells in 2014.
Oxy acreage in blue

NM
Hobbs
TX
LUBBOCK
MIDLAND
COCHRAN
CROSBY
LYNN
GARZA
TERRY
DAWSON
BORDEN
MARTIN
HOWARD
MITCHELL
GLASSCOCK
STERLING
WINKLER
ECTOR
WARD
UPTON
REAGAN
IRION
CRANE
PECOS
CROCKETT

Fourth Quarter 2013 Earnings - Permian EOR
30
Permian EOR
• Business unit is a combination of
 water and CO2 floods.
• $660 mm capital in 2014.
• Symbiotic to manage these assets
 together as they have similar development
 characteristics and ongoing monitoring
 and maintenance requirements.
• The last couple of years we have actually
 spent more capital on waterfloods as
 we mature the next CO2 developments.
• Efficiency leader in the basin in applying
 CO2 flood technology.
• In 2014, 25% of the $660 mm will be
 spent on waterflood development and
 the remainder on CO2 floods.
• 1.4 billion net barrels of reserves and
 potential resources remaining to be
 developed.
CO2 Pipelines

Fourth Quarter 2013 Earnings - Permian Basin
Exploration
31
• Over the last several years the focus of our Permian
 exploration program has been to identify unconventional
 opportunities, which are then transitioned to full field
 development through our evaluation process.
• Our approach has been very successful giving us a large
 opportunity set that we are now working to fully develop.
• We continue to see the addition of new plays in the basin
 and see years of exploration drilling opportunities ahead
 in our 2 million prospective acre position.

Fourth Quarter 2013 Earnings - Permian Summary
32
Permian Basin Overall Strategy for Success
1. Maximize field resource potential
 • Targeted use of horizontal & vertical drilling, optimizing development and completion plans, infrastructure investment to pre-plan for life of field success, successful exploration.
2. Control costs to maximize returns
 • Leading technologies and execution efficiencies.
3. Maximize price realizations
 • Investing in additional take-away capacity, including
 completion of the BridgeTex pipeline and build out of our
 gathering systems, giving our crude a strategic advantage
 to reach either the Houston Ship Channel or Corpus Christi
 markets.

Fourth Quarter 2013 Earnings - Permian Summary
Significant Position with Key Competitive Advantages
33
➢ More than 2.5 billion BOE in reserves and potential resources with 15+ years of development and growth opportunities.
➢ Flexibility to shift capital among projects and between the two business units as needed.
➢ Large and diverse portfolio creates a variety of growth options.
➢ Significant infrastructure ownership of storage, gas processing, gathering lines and pipelines.
➢ Takeaway capacity to both Gulf Coast and Cushing secured through ownership of Centurion and BridgeTex pipelines provides unique market access for crude oil.

Fourth Quarter 2013 Earnings - Permian Summary
Growth Outlook
34
➢ Significant cash flow from Permian EOR to fuel growth.
➢ Plan to double drilling rigs over next 3 years to accelerate development of the Permian Resources unit growth opportunities.
➢ Expect to grow Permian Resources production from 64 Mboe/d in 2013 to 120+ Mboe/d in 2016.
➢ Combined with the EOR growth opportunities, we expect to grow our overall Permian Basin production by a 10% compound annual growth rate through 2016.

Permian EOR
Permian Resources
~10%+ CAGR
207
64
120+
150
147
(mboe/d)
2011
2012
2013
2014E
2015E
2016E

Fourth Quarter 2013 Earnings - Permian Summary
Growth Outlook
35
➢ Significant cash flow from Permian EOR to
 fuel growth.
➢ Plan to double drilling rigs over next 3 years
 to accelerate growth in Permian Resources.
211
Production
150
198
57
48

Sacramento
San Francisco
Bakersfield
Los Angeles
Legend
Unconventional
Heavy Oil
Waterflood
Elk Hills
Gas

Fourth Quarter 2013 Earnings -
California Overview
36
• 2013 main goals were to:
 − deliver a predictable outcome.
 − advance low-risk projects that
 contribute to long-term growth .
 − reduce the cost structure.
 − lower the base decline.
 − create a more balanced portfolio.
 − test exploration and development
 concepts.
• We achieved every one of these
 objectives.

Operating Costs / boe

~20% Decrease
$23.20
$18.50
2012
2013

Capital Budget ($ bln)

~24% Decrease
$2.0
$1.5
2012
2013

Liquids Production (mb/d)

~5% Increase
105
110
2012
2013

Fourth Quarter 2013 Earnings - California
37
• 2013 Production of 154 mboe/d and free cash flow of ~$1.3 billion after capital.
• Progressed development of steam floods in Kern Front and Lost Hills, and started the redevelopment of Huntington Beach Field.
• Improved our capital efficiency by 20% and reduced operating costs by ~20%.

- Accelerate the rate of production growth.
- Maintain the lower cost structure.
- Advance several low-risk, high-return, long-term growth projects.
- Capitalize on exploration successes.

- Expect to average ~27 rigs in 2014, compared to 20 rigs in 2013.
- Plan to drill ~1,050 wells compared to 770 in 2013.

Steam Floods
20%
Unconventional
40%
Water Floods
40%

Fourth Quarter 2013 Earnings -
California Capital Program
• Focus on low-decline projects.
• 2014 Goals
• Expect this program to deliver
 ~11% oil production growth,
 4% total production growth and
 $1.0 billion of free cash flow after
 capital at current prices.
38
California 2014 Capital - $1.9 bn
• We believe the rate of growth will
 further accelerate in 2015+ as
 steam and water flood projects
 reach full production, base decline
 is lowered due to less natural gas
 drilling and higher investment in
 lower decline oil projects.

California
L.A. Basin
San Vicente
Salt Lake
Los Angeles
Beverly Hills
Sawtelle
Cheviot Hills
Las Cienegas
Montebello
Whittier
Inglewood
Potrero
Bandini/East LA
Sansinena
Playa Del Rey
Brea Olinda
El Segundo
Rosecrans
Santa Fe Springs
Yorba
Dominguez
West Coyote
Richfield
Torrance
Long Beach
Pacific Ocean
Seal Beach
N
Wilmington
Belmont Offshore
Newport
Huntington Beach
Current Oxy Operations
Other Fields in Los Angeles Basin

Fourth Quarter 2013 Earnings -
California Operations - Water Floods
39
Wilmington Field
• Drilled 135 wells and will
 increase 7% to 145 wells in
 2014.
• Horizontal program was
 particularly strong, and
 horizontal wells will represent
 a greater % of wells in 2014.
Huntington Beach
• Successfully brought online
 our two new fit-for-purpose
 drilling rigs and drilled and
 completed our first two wells
 in the project.
• In 2014, we plan to drill 30
 wells and will ultimately drill
 at least 128 wells.
LA Basin - 2014 Capital of $500 mm

Devil's Den
Lost Hills
North Antelope
Semitropic
Rose
Kern Front
North Shafter
Mount Poso
McDonald Anticline
Monument Junction
Cymric
McKittrick
Belgian Anticline
Midway Sunset
Ant Hill
Bakersfield
Paloma
Yowlumne
Rio Viejo
San Emidio Nose
North Tejon
Los Lobos
Landslide
Pleito Ranch
Wheeler Ridge
Tejon

Bakersfield
Ventura
Oxnard
Oxnard Field
Ventura (Oxnard)

Fourth Quarter 2013 Earnings -
California Operations - Steam Floods
Heavy Oil
 – Key focus area in 2013 and will
 be again in 2014.
 – We plan to spend $350 mm
 to drill about 420 wells in 2014,
 compared to 324 wells in 2013,
 to continue the multi-year
 development of Kern Front and
 Lost Hills steam floods and pilot
 new projects.
 – Achieved record production in
 4Q’13, producing 19 mboe/d,
 an increase of 4 mboe/d from
 1Q’13.
40

Fourth Quarter 2013 Earnings -
California Operations - Elk Hills
• Key objective is to lower the high decline
 rate; significant progress toward this goal.
• 2014 capital of $600 mm to drill ~325 wells,
 an increase of $170 mm over 2013.
• ~55% of capital will be targeting shale
 reservoirs where capital efficiency efforts
 in 2013 had a significant impact.
• Achieved a 23% decline in well costs and
 21% decline in operating costs, which
 dramatically improved the economics
 and increased the opportunity set.
• For example, a typical well that generated
 30% IRR prior to our efficiency initiatives
 now delivers 50% IRR using the same
 product prices.
• In 2014, we will drill ~130 shale wells at
 Elk Hills, an increase from 80 in 2013.
• The remaining Elk Hills capital will target
 continued development in the shallow oil
 zone and Stevens sands.
41
Elk Hills

Fourth Quarter 2013 Earnings -
California Operations - Exploration
 Exploration
 – Solid results for over 5 years.
 – The 2014 California program will continue to explore both unconventional and conventional targets.
 – The unconventional program targets several prospects similar to the 2013 discovery.
 – The conventional program will target prospects in and around our existing production in both the San Joaquin Valley and
 Ventura County.
 – Extensive proprietary 3D seismic surveys are yielding an exciting inventory of leads and prospects, which will provide years of drilling opportunities.
42

15%+ Oil Production CAGR
(mboe/d)
2013
2014E
2015E
2016E
Gas
Liquids

Production Outlook
154
~160
110
190
44
Fourth Quarter 2013 Earnings -
California Production
43
• Capital shift to lower decline and lower
 risk steam and water flood projects.
• We believe we can grow production
 from 154 mboe/d to 190 mboe/d in 2016,
 a ~7.5% CAGR.
• Water & steam floods will contribute 80%
 of production growth.
• 90% of growth from projects already online.
• We think this positions California as one
 of the lowest risk growth profiles in the
 industry.
• Focus on oil production will expand
 margins.
• Expect to grow oil volumes by 15%+ CAGR
 through 2016.

(mboe/d)
86
76
69
70
69
48
63
69
78
85
2009
2010
2011
2012
2013
Rest of California
Traditional Elk Hills & Long Beach

134
138
148
154
139
Fourth Quarter 2013 Earnings -
California Production
44
• Over the long-term, we expect our
 California growth prospects to
 benefit from changes in our asset
 mix.
• Elk Hills and Long Beach, while
 having the potential for years of
 continued production, have lower
 growth prospects due to the mature
 state of both of those fields.
• Our water and steam floods, as well
 as unconventional opportunities,
 should continue to give us double
 digit growth for years to come.
Shift in California Production Mix

(mb/d)
59
52
48
48
51
33
40
47
57
59
2009
2010
2011
2012
2013
Rest of California
Traditional Elk Hills & Long Beach

Fourth Quarter 2013 Earnings -
California Production
45
• Share of production from Elk Hills
 and Long Beach has declined from
 64% in 2009 to 44% in 2013.
• This shift will continue going
 forward and the larger share of
 higher growth projects with further
 accelerate the growth rate in
 coming years.
Shift in California Production Mix
92
95
105
110
92
Liquids Production

46
Fourth Quarter 2013 Earnings - Appendix
4Q13 & FY2013 FINANCIAL & OPERATING
 DATA, VARIANCES & GUIDANCE

Fourth Quarter 2013 Earnings - Highlights
• Domestic oil production (Bbl/d)
• Total production (Boe/d)
• Operating costs
• Capital program
• Core earnings
• Core diluted EPS
• 2013 CFFO before WC
• YE Cash balance
• 2013 Shares repurchased
47
See Significant Items Affecting Earnings in the Investor Relations Supplemental Schedules.
Results
270,000
750,000
Exceeded Target
 8% Reduction
Exceeded Target
 24% Reduction
$1.4 billion
$1.72
$12.3 billion
$3.4 billion
10.6 million

Core Income*
($ in bln)
$1.4
$1.6
$1.5
4Q13
3Q13
4Q12

Fourth Quarter 2013 Earnings - Highlights
4Q13-Over-3Q13 Impacts
• Lower oil and gas results
 - Lower U.S. oil prices
 - Lower NGLs and natural gas
 sales volumes
 + Higher MENA oil prices
 + Higher oil sales volumes
• Lower margins in marketing
 and trading, largely due to
 commodity price movements
• Lower Chemicals core earnings
 due to seasonal trends
48
*See Significant Items Affecting Earnings in the Investor Relations Supplemental Schedules.
Core Diluted EPS*
$1.72
$1.97
$1.83

$2,363
($168)
$10
($46)
($7)
$8
$2,118
3Q13
Sales Price
Sales Volumes
Higher Operating Costs
Higher DD&A rate
Lower Exploration Costs
All Others
4Q13

49
4Q13 vs. 3Q13
($ in millions)
Core Results
•2Q13    $2.1 B
•3Q13     2.4 B
•4Q12     2.3 B
Fourth Quarter 2013 Earnings -
Oil & Gas Segment Earnings
($42)

4Q12
3Q13
California
Other Domestic
MENA Contract Effects
International Disruptions
4Q13

50
Fourth Quarter 2013 Earnings -
Oil and Gas Total Production
750
(6)
(5)
(10)
4
779
Company-wide Oil & Gas Production (mboe/d)
767
Severe winter weather caused significant damage to infrastructure and logistics capability that has continued to somewhat impact production in January. We expect a return to normal operations with no effect on production in February.

51
(6)
Fourth Quarter 2013 Earnings -
Oil and Gas Domestic Production
475
(3)
476
3
470
Domestic Oil & Gas Production (mboe/d)

Fourth Quarter 2013 Earnings -
Oil & Gas Realized Prices
Worldwide
Oil ($/bbl)
Worldwide
NGLs ($/bbl)
Domestic Nat.
Gas ($/mmbtu)
4Q13	$99.27	$44.69	$3.33
WTI %	102%	46%	92%*
Brent %	91%	41%
3Q13	$103.95	$40.53	$3.27
WTI %	98%	38%	90%*
Brent %	95%	37%
4Q12	$96.19	$45.08	$3.09
WTI %	109%	51%	92%*
Brent %	87%	41%
$97.46	$109.35	$3.64

$105.83	$109.71	$3.62

$88.18	$110.08	$3.37

WTI
NYMEX
Price Sensitivity	Pre-tax Income Impact (Quarter)
Oil +/- $1/bbl	=	+/- $38 mm
NGL +/- $1/bbl	=	+/- $8 mm
U.S. Nat Gas +/- $0.50/mmbtu	=	+/- $25 mm
Brent
Realized Prices
Benchmark Prices
52
* As a % of NYMEX

53
Fourth Quarter 2013 Earnings -
Oil & Gas Production Costs & Taxes
   FY12   1Q13   2Q13   3Q13   4Q13   FY13
 Domestic $17.43 $14.06 $14.28 $14.65 $14.74 $14.43
 Total  $14.99 $13.93 $13.40 $13.60 $14.13 $13.76
Production Costs ($/boe)
• Taxes other than on income, which are generally related to product prices, were $2.57 per barrel for FY13, compared with $2.39 per barrel for FY12.
• 4Q13 exploration expense was $60 million. We expect 1Q14 exploration expense to be ~$80 million.

$181
($35)
($4)
($4)
($10)
$128
3Q13
Sales Price
Sales Volume / Mix
Operations / Manufacturing
All Others
4Q13

54
4Q13 vs. 3Q13
($ in millions)
Guidance
1Q14 expected
to be ~$100 mm
Fourth Quarter 2013 Earnings -
Chemical Segment Core Earnings
Core Results
•4Q13    $ 128 mm
•3Q13     181 mm
•4Q12     180 mm

4Q13 vs. 3Q13

$212
($84)
($30)
($39)
$9
$68
3Q13
Marketing & Trading
Power Generation
Gas Processing
Pipelines
4Q13

55

($ in millions)
Fourth Quarter 2013 Earnings -
Midstream Segment Earnings
Core Results
•4Q13     $68 mm
•3Q13    $212 mm
•4Q12     $75 mm

$13,900
$600
$1,670
($645)
($2,380)
($945)
Available Cash Before Working Capital Changes
Working Capital & Other Asset Changes
Capex
Sale of PAA & Chemicals Interests
Acquisitions
Dividends, Debt Reduction & Other
Share Repurchases
Ending Cash Balance 12/31/13

56
Fourth Quarter 2013 Earnings - FY 2013 Cash Flow
FY 2013
($ in millions)
Cash Flow
From
Operations
before
Working
Capital
changes
$12,300
($8,800)
Beginning
Cash $1,600
12/31/12
$3,400
     FY’13
 Debt / Capital              14%
 Return on Equity            14%
 Return on Capital Employed*  12%
* Note: Annualized; See attached GAAP reconciliation.

Exploration
5%
Permian
20%
California
17%
Williston
6%
Midcontinent
4%
Latin
America
4%
Other MENA
21%
Al Hosn
11%
Chemical &
Midstream
12%

2013 Capital - $8.8 Billion

Exploration
6%
Permian
22%
California
19%
Williston
5%
Midcontinent
4%
Latin
America
3%
Other MENA
21%
Al Hosn
7%
Chemical &
Midstream
13%

2014E Capital - $10.2 Billion*

Long-term investment ~ 25% +
Long-term investment ~ 20% +
Americas Oil &Gas
51%
Americas Oil &Gas
53%
57
*Does not reflect any of the effects of our Strategic Review initiatives.
Fourth Quarter Earnings -
Capital Spending 2013 Actual & 2014 Estimate

~20% increase in average rig activity
Oxy Operated Domestic Average Rig Counts
60
50
40
30
20
10
0
2013
2014E

50
Fourth Quarter 2013 Earnings -
2014 Capital Estimate - Domestic Oil & Gas
61
• Domestic Oil & Gas development
 capital will be ~49% of our total
 capital program.
 – Permian rig count to increase
 slightly as we swap horizontal
 for vertical rigs.
 – Total domestic oil and gas capital
 is expected to increase ~$800 mm
 compared to 2013.
 – Permian and CA should each
 increase about $400 mm on a
 year-over-year basis.
 – Midcontinent will remain flat at
 around $900 mm.
 – Capital will continue to be directed
 to oil projects.
58

Fourth Quarter 2013 Earnings -
2014 Capital Estimate
International
• Total Al Hosn Gas Project capital should decline ~20% from the 2013 levels, and will make up ~7% of our total capital program for 2014.
• Qatar capital spending is expected to increase ~$200 mm for the
 North Dome Phase V development plan.
Exploration
• Should increase ~35% from 2013.
• Focus of the domestic program will be in the Permian basin and CA, with additional international drilling in Bahrain and Oman.
U.S. Midstream
• Increase ~$200 mm to ~$700 mm for the BridgeTex pipeline project, scheduled to be operational in the 2H14, and to begin construction of an LPG export terminal and crude terminal at Ingleside.
Chemicals
• Capital will be ~$500 mm, which includes the Ingleside Ethylene cracker scheduled to begin construction in 3Q14.
59

60
Fourth Quarter 2013 Earnings -
1Q14 & FY 2014 Guidance Summary
Oil & Gas Segment*
• 2014 Total Production
 of 780 - 790 Mboe/d.
• Domestic FY 2014
 − Oil - 280 - 295 mboe/d,
 ~9% increase.
 – NGLs - flat.
 – Natural gas - modest decline.
• Domestic 1Q14 production flat.
• International FY 2014
 – Production volumes:
 +5,000 boe/d in 1Q14. flat for
 remainder of year; any Al Hosn
 production would be incremental.
• Exploration expense: $80 mm in 1Q14.
• Production Costs: ~$14 / boe for FY 2014.
• DD&A: ~$17.40 for FY 2014
Price Sensitivity	Pre-tax Income Impact (Quarter)
Oil +/- $1/bbl	=	+/- $38 mm
NGL +/- $1/bbl	=	+/- $8 mm
U.S. Nat Gas +/- $0.50/mmbtu	=	+/- $25 mm
Chemical Segment
• ~$100 mm pre-tax income in 1Q14.
Corporate
• Capital Spending: ~$10.2 billion.
• Income tax rate: 40% - 41%.
 * Does not reflect any of the effects of our Strategic Review initiatives.

Fourth Quarter 2013 Earnings Conference Call
Q&A

Occidental Petroleum Corporation
Return on Capital Employed (ROCE)
For the Twelve Months Ended December 31,
Reconciliation to Generally Accepted Accounting Principles (GAAP)

	2012	2013
RETURN ON CAPITAL EMPLOYED (%)	10.3%	12.2%

GAAP measure - net income	4,598	5,903
Interest expense	117	110
Tax effect of interest expense	(41)	(39)
Earnings before tax-effected interest expense	4,674	5,974

GAAP stockholders' equity	40,048	43,372
Debt	7,623	6,939
Total capital employed	47,671	50,311